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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 25, 2005

                                VITAL SIGNS, INC.

             (Exact Name of Registrant as Specified in its Charter)

      New Jersey                       0-18793                 11-2279807
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(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                      Identification No.)


     20 Campus Road, Totowa, New Jersey                           07512
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 (Address of principal executive offices)                        (Zip Code)


        Registrant's telephone number, including area code (973) 790-1330

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







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Item 1.01  Entry into a Material Definitive Agreement

     On February 25, 2005 Vital Signs, Inc. ("VITL") entered into an agreement to purchase for $10,000,000 certain assets of Baxter Healthcare Corporation's disposable airway management device business. Pursuant to this agreement Baxter Healthcare Corporation will provide certain transition services. Closing of the transaction occurred on March 2, 2005.

Item 9.01 Financial Statements and Exhibits

         A copy of the press release announcing this transaction is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                VITAL SIGNS, INC.




                                By: /s/ Jay Sturm
                                    ----------------------------------------
                                Name: Jay Sturm
                                Title: Secretary



Dated:  March 3, 2005


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                                  EXHIBIT INDEX


     Exhibit No.                  Description
     ----------                   -----------
         99.1              Press release, dated March 2, 2005



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